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1.   Name and Address of Reporting Person:             2.   Issuer Name and Ticker or Trading Symbol:
     S.A.C. Capital Advisors, LLC                           WCI Communities, Inc. ("WCI")
     72 Cummings Point Road
     Stamford, CT 06902

                                                Exhibit 99.3
                    Table I - Non-Derivative Securities Acquired, Disposed of, or Beneficially Owned
                    --------------------------------------------------------------------------------

                                                                                                                       Nature of
                                           Securities Acquired or Disposed of   Amount of Securities    Ownership      Indirect
                   Transaction Transaction ----------------------------------   Beneficially Owned      Form:          Beneficial
Title of Security     Date        Code       Amount   (A) or (D)   Price        Following Reported      Direct (D) or  Ownership
-----------------     ----        ----       ------   ----------   -----        Transaction(s)          Indirect (I)   (Instr. 4)
                                                                                --------------------    -------------  ------------
------------------ -----------  ---------  ----------- ---------- ------------  --------------------     -----------   ------------
                                                                                                                       See footnotes
Common Stock       07/18/2008      S         12,501     D           1.32           1,827,199                  I        (1)(2)
------------------ -----------  ---------  --------- ---------- ---------       --------------------     -----------   -------------
                                                                                                                       See footnotes
Common Stock       07/18/2008      S            200     D           1.325          1,826,999                  I        (1)(2)
 ------------------ -----------  ---------  --------- ---------- ---------      --------------------     -----------   -------------
                                                                                                                       See footnotes
Common Stock       07/18/2008      S         20,299     D           1.33           1,806,700                  I        (1)(2)
 ------------------ -----------  ---------  --------- ---------- ---------      --------------------     -----------   -------------
                                                                                                                       See footnotes
Common Stock       07/18/2008      S          6,700     D           1.34           1,800,000                  I        (1)(2)
------------------ -----------  ---------  --------- ---------- ---------       --------------------     -----------   -------------

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